Exhibit 99.1

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

DOUGLAS LABARE, Derivatively on Behalf of OCEAN POWER TECHNOLOGIES, INC.,

Plaintiff,

vs.

CHARLES DUNLEAVY, MARK A. FEATHERSTONE, TERENCE J. CRYAN, DR. GEORGE W. TAYLOR, EILEEN M. COMPETTI, DAVID L. KELLER, GEORGE H. KIRY III, DEAN J. GLOVER, AND SEYMOUR S. PRESTON III,

Defendants,

And

OCEAN POWER TECHNOLOGIES, INC.,

Nominal

Defendant.

Case No.: 3:16-cv-01980-FLW-LHG

NOTICE TO CURRENT OCEAN POWER STOCKHOLDERS

OF PROPOSED SETTLEMENT

TO:	ALL OWNERS OF OCEAN POWER TECHNOLOGIES, INC. (“OCEAN POWER”) COMMON STOCK (TICKER SYMBOL: OPTT) AS OF OCTOBER 23, 2017, WHO CONTINUE TO OWN SUCH SHARES.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, STOCKHOLDERS OF OCEAN POWER WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

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THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

YOU ARE HEREBY NOTIFIED, pursuant to Federal Rule of Civil Procedure 23.1 and an Order from the Honorable Freda L. Wolfson of the U.S. District Court for the District of New Jersey (the “Court”), that a proposed settlement agreement has been reached among Plaintiffs,1 derivatively on behalf of Ocean Power Technologies, Inc. (“Ocean Power” or the “Company”), the Individual Defendants, and Ocean Power in connection with the above-captioned consolidated stockholder derivative action entitled Labare v. Dunleavy, et al., Case No. 3:15-cv-01980-FLW- LHG (the “Action”).

A Consolidated Amended Complaint was filed that makes claims derivatively on behalf of Ocean Power to remedy the alleged harm caused to the Company by the Individual Defendants’ alleged breach of their fiduciary duties and other alleged misconduct. The proposed Settlement, if approved by the Court, would fully, finally and forever resolve the Action on the terms set forth in the Stipulation and summarized in this Notice, including the dismissal of the Action with prejudice.

As explained below, a Settlement Hearing shall be held before the Court on May 14, 2018 at 10:30 a.m., before the Honorable Freda L. Wolfson, at the United States District Court for the District of New Jersey, Clarkson S. Fisher Building & U.S. Courthouse, Court Room 5E, 402 East State Street, Trenton, New Jersey 08608, to determine whether, inter alia, the proposed Settlement, which is based on changes to the Company’s governance practices and procedures, is fair, reasonable, and adequate, and should be finally approved by the Court and whether Plaintiffs’ Counsel’s Fee Award, including any Service Awards to Plaintiffs, should be finally approved. You have the right to object to the Settlement and the Fee Award in the manner provided herein. If you fail to object in the manner provided herein at least fourteen (14) calendar days prior to the Settlement Hearing or by April 30, 2018, you will be deemed to have waived your objections and will be forever bound by the Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.

This Notice is not intended to be and should not be construed as an expression of any opinion by the Court with respect to the merits of the claims or defenses made in the Action, but is merely to advise you of the proposed Settlement and of your rights as an owner of Ocean Power common stock as of October 23 2017 and through the date of the Settlement Hearing (“Current Ocean Power Stockholder”).

1 This Notice incorporates by reference the definitions in the Settling Parties’ Stipulation and Agreement of Settlement, fully executed as of October 23, 2017 (the “Stipulation”), and all capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Stipulation. A copy of the Stipulation may be inspected at the Clerk of the Court’s Office for the U.S. District Court for the District of New Jersey, Clarkson S. Fisher Building & U.S. Courthouse, 402 East State Street, Trenton, NJ 08608, or by visiting Ocean Power’s website at www.oceanpowertechnologies.com.

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I.	BACKGROUND

A.	Factual Background of the Action

Ocean Power develops and seeks to commercialize systems that generate electricity through harnessing the renewable energy of ocean waves. Plaintiffs allege in the Action that the Individual Defendants, who are current or former directors and/or officers of Ocean Power, breached their fiduciary duties by causing the Company, through Victorian Wave Partners Pty Ltd (“VWP”), to enter a modified agreement (“Agreement”) with the Australian Renewable Energy Agency (“ARENA”) to build a renewable energy project off the Australian coast (the “Project”) that was allegedly not commercially viable. Plaintiffs also allege that the Individual Defendants breached their fiduciary duties by causing the Company to issue allegedly false and/or misleading statements regarding, among other things, the nature and/or circumstances of the Agreement and the commercial viability of the Project.

B.	Procedural Background

On July 10, 2014, plaintiff Angelo Pucillo made a demand upon the board of directors of Ocean Power Technologies, Inc. (the “Board”) to take certain actions in connection with alleged factual matters raised in the Action (“Litigation Demand”), and Pucillo thereafter agreed to defer the Litigation Demand while he participated in the § 220 Demand process described below.

On September 15, 2014, plaintiff Joseph LaCalamito (“LaCalamito”) made a demand for books and records pursuant to Section 220 of the Delaware General Corporation Law (“§ 220 Demand”), and the Company thereafter responded and produced certain documents pursuant to the books and records demand.

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On January 7, 2015, plaintiff Jared L. Rywolt (“Rywolt) made a § 220 Demand and the Company thereafter responded and produced certain documents pursuant to the books and records demand.

On March 18, 2015, plaintiff Douglas Labare (“Labare”) filed a verified shareholder derivative complaint in this Court on behalf of Ocean Power, captioned Labare v. Dunleavy, et al., Case No. 3:15-cv-01980-FLW-LHG (the “Labare Action”). Plaintiff Labare asserted claims against certain of the Individual Defendants for alleged breach of fiduciary duties, abuse of control, gross mismanagement, and unjust enrichment.

On May 18, 2015, the Court approved a stipulation and order that, among other things, stayed the Labare Action pending certain developments in a securities class action lawsuit captioned In re Ocean Power Technologies, Inc. Securities Litigation, C.A. 14-3799 (FLW) (the “Securities Action”).

On July 10, 2015, plaintiff Rywolt filed a substantially similar shareholder derivative action in this Court on behalf of Ocean Power, captioned Rywolt v. Dunleavy, et al., Case No. 3:15-cv-05469-PSG-LHG (the “Rywolt Action”). Plaintiff Rywolt asserted claims against certain of the Individual Defendants for alleged breaches of fiduciary duties, gross mismanagement, abuse of control, and unjust enrichment.

On February 8, 2016, the Court entered an order consolidating the Rywolt Action with the Action, appointing plaintiffs Labare and Rywolt as co-lead plaintiffs, and appointing The Rosen Law Firm, P.A. as lead counsel in the Action (“Lead Counsel”).

On March 9, 2016, plaintiffs Labare and Rywolt filed a consolidated verified shareholder derivative complaint in the Action, asserting claims for alleged breach of fiduciary duty, abuse of control, gross mismanagement, and unjust enrichment (“Consolidated Amended Complaint”).

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On April 21, 2016, plaintiff LaCalamito filed a substantially similar verified shareholder derivative complaint in this Court on behalf of Ocean Power against the Individual Defendants and Bruce A. Peacock, and David L. Davis, captioned LaCalamito v. Dunleavy et al., Case No. 3:16-cv-02249-PGS-LHG (the “LaCalamito Action”).

On June 8, 2016, plaintiff Pucillo filed a substantially similar verified shareholder derivative complaint in this Court on behalf of Ocean Power against the Individual Defendants, captioned Pucillo v. Dunleavy et al., Case No. 3:16-cv-03309-BRM-LHG (the “Pucillo Action”). Plaintiff Pucillo asserted claims against certain of the Individual Defendants for alleged breaches of fiduciary duties, abuse of control, and unjust enrichment.

On October 25, 2016, the Court entered an order consolidating the LaCalamito Action and the Pucillo Action with the Action, substituting Pucillo as the lead plaintiff in place of Labare and Rywolt, directing The Rosen Law Firm, P.A. to continue to serve as Lead Counsel in the Action, designating the Consolidated Amended Complaint as the operative complaint in the Action, removing Bruce A. Peacock and David L. Davis as defendants in the Action, and staying the Action pending a settlement hearing in the Securities Action and further order of the Court.

C.	Settlement Negotiations

Lead Counsel, certain of Plaintiffs’ Counsel, and counsel for the Company formally commenced settlement discussions on April 19, 2016 when Lead Counsel sent a settlement demand and corporate governance reforms term sheet to counsel for the Company. Thereafter, Lead Counsel and certain of Plaintiffs’ Counsel continued to have extensive settlement negotiations with counsel for the Company that included numerous written exchanges with written corporate governance reforms proposals and counter-proposals, and numerous telephonic conferences. Plaintiffs and the Company engaged in good faith, arm’s-length discussions with regard to the possible settlement of the Action and reached an agreement in principle providing for the proposed settlement of the Action on the terms and conditions set forth in the Stipulation. Plaintiffs and the Company believe that the Settlement is in the best interests of Ocean Power and Current Ocean Power Stockholders.

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II.	PLAINTIFFS’ COUNSEL’S INVESTIGATION AND RESEARCH, PLAINTIFFS’ CLAIMS, AND THE BENEFIT OF SETTLEMENT

Plaintiffs’ Counsel conducted investigations relating to the claims and the underlying events alleged in the Action and the Litigation Demand, including, but not limited to: (1) reviewing and analyzing the Company’s public filings with the U.S. Securities and Exchange Commission (“SEC”), press releases, announcements, transcripts of investor conference calls, and news articles; (2) reviewing and analyzing the allegations contained in the related securities class action filed in the United States District Court for the District of New Jersey, captioned In re Ocean Power Technologies, Inc. Securities Litigation, Civil Action No. 14-3799; (3) researching and drafting the initial shareholder derivative complaints in the Rywolt Action, Labare Action, LaCalamito Action, and Pucillo Action; (4) researching and drafting the Section 220 Demands and Litigation Demand; (5) researching and drafting the Consolidated Amended Complaint; (6) reviewing hundreds of pages of internal corporate documents produced to the Plaintiffs by Ocean Power; (7) researching the applicable law with respect to the claims in the Action and the potential defenses thereto; (7) researching corporate governance best practices; (8) preparing extensive settlement demands and corporate governance reforms proposals; and (9) engaging in extensive settlement discussions with the Company’s counsel.

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Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Action have merit and that their investigation supports the claims asserted. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, and in light of the benefits of the Settlement, as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiffs have concluded that it is desirable that the Action and Litigation Demand be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Plaintiffs and Lead Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Defendants through trials and possible appeals. Lead Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Action, as well as the difficulties and delays inherent in such litigation. Based on their evaluation, and in light of the substantial benefits conferred upon the Company and its shareholders as a result of the Settlement, Plaintiffs and Lead Counsel have determined that the Settlement is in the best interests of Plaintiffs, Ocean Power, and Current Ocean Power Stockholders, and have agreed to settle the Action upon the terms and subject to the conditions set forth in the Stipulation and summarized herein.

III.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied, and continue to deny, all allegations of wrongdoing, fault, liability or damage to Plaintiffs, to the Company, or to the Company’s current and former stockholders. Defendants deny that they breached any fiduciary duties; deny that the Company’s disclosures were deficient in any way; and deny that they acted in bad faith or improperly in any way. To the contrary, Defendants believe that they have acted properly, lawfully, and in full accord with their fiduciary duties, at all times, and that the claims and allegations in the Consolidated Amended Complaint have no merit. Had the Settlement not been reached, the Defendants would have continued to contest vigorously Lead Plaintiff’s allegations, and Defendants maintain that they had and have meritorious defenses to all claims alleged in the Action. Without admitting the validity of any of the claims that Lead Plaintiff has asserted in the Action, or any liability with respect thereto, Defendants are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Action and because the Company has determined that the Settlement, including the agreed-to corporate governance reforms, confer substantial benefits upon Ocean Power and Current Ocean Power Stockholders.

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IV.	THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Freda L. Wolfson on May 14, 2018 at 10:30 a.m. in Court Room 5E of the U.S. District Court for the District of New Jersey, Clarkson S. Fisher Building & U.S. Courthouse, 402 East State Street, Trenton, New Jersey 08608 to determine: (i) whether the proposed Settlement, upon the terms set forth in the Stipulation, should be finally approved in all respects as fair, reasonable, and adequate; (ii) whether the Judgment approving the Settlement, substantially in the form of Exhibit D attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims; and (iii) whether Plaintiffs’ Counsel’s Fee Award, including any Service Awards to Plaintiffs, should be finally approved. At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate. The Court may adjourn the date of the Settlement Hearing without further notice to Current Ocean Power Stockholders, and the Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof, without further notice.

V.	THE SETTLEMENT

The terms and conditions of the proposed Settlement, which is subject to approval by the Court, are set forth fully in the Stipulation described above. The following is only a summary of its terms. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is also available for viewing on the website of Ocean Power at www.oceanpowertechnologies.com.

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The benefits of the Settlement consist of corporate governance reforms, the terms of which are fully set forth in Exhibit A attached to the Stipulation (the “Reforms”) and listed below. Ocean Power has made, or agreed to make, the following changes to its corporate governance practices, policies and procedures:

A.	Director Education and Training

The Company will provide a mandatory training session at least once per year to the Board as part of a regularly scheduled meeting of the Board. The training will be conducted by the Company’s outside counsel and cover the following topics: (i) corporate governance; (ii) risk assessment; and (iii) public company reporting. The training will be designed to provide the directors with a general understanding of the standards governing the Company’s public disclosure obligations, including rules and regulations of the Securities and Exchange Commission and the concept of “materiality” and how to apply it. The training also will be designed to provide the directors with a general understanding of their fiduciary duties and to update them on key corporate law developments.

B.	Risk Monitoring

Company management as determined by the Company’s President shall brief the Board at least four times per year on the subject of material risks to the Company. The briefings shall be based on an Enterprise Risk Management Matrix prepared by Company management and reviewed and updated as appropriate. The purpose of the Enterprise Risk Management Matrix is to identify, analyze, and rank material risks facing the Company and develop appropriate risk mitigation strategies and plans.

3.	Contract Monitoring

Company management as determined by the Company’s President shall brief the Board at least once per year on the Company’s material contracts for the development or sale of products or services. The briefing will cover for each material contract (i) the parties; (ii) the material terms; (iii) the status of performance; and (iv) a discussion of material issues or risks.

4.	Meetings in Executive Session

The independent directors on the Board will meet in executive session four times annually outside the presence of any director who serves as an officer of the Company.

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5.	Employee Compliance Training

The Company will provide all employees with appropriate online compliance training using the third party vendor known as Compliance Wave or an equivalent online compliance provider. All employees will be required to complete a training program annually covering compliance-related topics selected by Company management. The training will reinforce the requirements of the Company’s Code of Business Conduct and Ethics and Insider Trading Policy. Employees will be required to certify that they completed the training program.

6.	Disclosure Committee

The Company will continue to operate its Disclosure Committee in accordance with the Disclosure Committee Charter dated March 10, 2016. The purpose of the Disclosure Committee is to assist the Company’s Chief Executive Officer and Chief Financial Officer in fulfilling their responsibility to oversee the accuracy, completeness, and timeliness of the Company’s public disclosures.

Ocean Power acknowledges that the filing and pendency of the Action and the making of the § 220 Demands and Litigation Demand were a substantial contributing factor to the Company’s decision to implement and/or continue to implement the Reforms. The Company agrees that the Reforms will provide substantial benefits to Ocean Power and Current Ocean Power Stockholders. Ocean Power always has been, and continues to be, committed to the implementation, enhancement, and enforcement of rigorous corporate governance measures. The fact that Ocean Power has implemented, or has agreed to implement, changes, modifications, or enhancements to its corporate governance policies and practices shall not be construed as an admission that any such enhanced policies or practices are legally required, or to the extent such policies or practices were not in place in the past, constituted a failure of compliance, a breach of any duty, or any other wrongdoing.

Within sixty (60) calendar days after the Court enters the Judgment, Ocean Power shall take all necessary steps to adopt and implement the Reforms to the extent it has not already done so. The Reforms shall be maintained for a period of no less than three (3) years after the Court enters the Judgment, subject to the terms and conditions set forth in Exhibit A attached to the Stipulation.

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VI.	DISMISSAL AND RELEASES

In connection with the Court’s approval of the Settlement, the Settling Parties will jointly request entry of the Judgment by the Court, dismissing with prejudice all claims that Plaintiffs have alleged in the Action and any other Released Claims.

Upon the Effective Date, Ocean Power, Plaintiffs, derivatively on behalf of Ocean Power, and each of Ocean Power’s stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons. Ocean Power, Plaintiffs, and each of Ocean Power’s stockholders shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to such Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting the Released Claims against the Released Persons.

Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs, their beneficiaries, and Plaintiffs’ Counsel from any and all Defendants’ Released Claims.

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VII.	ATTORNEYS’ FEES AND EXPENSES

After completing negotiations of the material terms of the Settlement, the Company’s counsel and Lead Counsel and certain Plaintiffs’ Counsel engaged in an arm’s-length negotiation regarding attorneys’ fees and reimbursement of expenses. In recognition of the substantial benefits provided to Ocean Power and Current Ocean Power Stockholders as a result of the settlement of the Action, Ocean Power has agreed to cause its Insurer to pay to Plaintiffs’ Counsel an award of attorneys’ fees and expenses in the total amount of three hundred and fifty thousand dollars ($350,000.00) (the “Fee Award”), subject to approval by the Court. The Fee Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Action, the Litigation Demand, and the § 220 Demands. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Ocean Power shareholders nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket litigation expenses. The Settling Parties mutually agree that the Fee Award is fair and reasonable in light of the substantial benefits conferred upon Ocean Power and Current Ocean Power Stockholders by the Settlement.

In light of the substantial benefits they have helped to create for all Current Ocean Power Stockholders, each of the Plaintiffs may apply for a Court-approved service award in the amount of one thousand five hundred dollars ($1,500.00) (the “Service Awards”). The Service Awards, to the extent that they are applied for and approved in whole or part, shall be funded from the portion of the Fee Award distributed to Plaintiffs’ Counsel, to the extent that the Fee Award is approved in whole or in part. Defendants shall have no responsibility for the allocation or distribution of the Fee Award amongst Plaintiffs’ Counsel, and Defendants shall take no position on the Service Awards and shall have no obligation to pay them.

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VIII.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE SETTLEMENT HEARING

Any Current Ocean Power Stockholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, why Judgment should not be entered thereon, or why the Fee Award, including any Service Awards, should not be finally approved. Unless otherwise ordered by the Court, no Current Ocean Power Stockholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered approving the Settlement, or the Fee Award, unless that stockholder has, at least fourteen (14) calendar days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of Ocean Power common stock as of October 23, 2017 and through the date of the Settlement Hearing, including the number of shares of Ocean Power common stock held and the date of purchase; (c) any and all documentation or evidence in support of such objection; and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; and (2) if a Current Ocean Power Stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (a) a written notice of such stockholder’s intention to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; (c) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (d) any and all evidence that would be presented at the Settlement Hearing. If a Current Ocean Power Stockholder files a written objection and/or written notice of intent to appear, such stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court (either by hand delivery or by first class mail and postmarked at least fourteen (14) calendar days before the Settlement Hearing) upon each of the following:

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Laurence M. Rosen THE ROSEN LAW FIRM, P.A. 609 W. South Orange Avenue, Suite 2P South Orange, NJ 07079 Lead Counsel for Plaintiffs

Michael Kichline

Stuart T. Steinberg

DECHERT LLP

2929 Arch Street

Philadelphia, PA 19104

Counsel for Nominal Defendant Ocean
Power Technologies, Inc., and
Defendant Mark A. Featherstone and
George H. Kirby III

Jeffrey J. Greenbaum

SILLS CUMMIS & GROSS P.C.

One Riverfront Plaza

Newark, New Jersey 07102

-and-

Ian Shapiro

COOLEY LLP

1114 Avenue of the Americas

New York, NY 10036

Counsel for Defendant Charles Dunleavy

Angelo A. Stio III PEPPER HAMILTON 301 Carnegie Center, Suite 400 Princeton, NJ 08543-5276 Counsel for Defendant George Taylor

Bradley J. Bondi

CAHILL GORDON & REINDEL LLP

80 Pine Street,

New York, NY 10005-1702

Counsel for Defendants Eileen M. Competti,
Terence J. Cryan, Dean J. Glover,
David L. Keller, and Seymour S. Preston, III

Any Current Ocean Power Stockholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and the Fee Award, including any Service Awards, as set forth in the Stipulation, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered, the dismissal of the Action with prejudice, and any and all of the releases set forth in the Stipulation.

If you have no objection to the Settlement, you do not need to appear at the Settlement Hearing or take any other action.

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IX.	CONDITIONS FOR SETTLEMENT

The Settlement is conditioned upon the occurrence of certain events described in the Stipulation, including the following: (1) the approval by the Board of the Stipulation; (2) the Court’s entry of the Preliminary Approval Order substantially in the form of Exhibit C to the Stipulation; (3) the payment of the Fee Award in accordance with 5.1 and 5.2 of the Stipulation; (4) the Court’s entry of the Judgment substantially in the form of Exhibit D to the Stipulation; and (5) and the Judgment becoming Final. If, for any reason, any one of the conditions described in the Stipulation is not met and/or the entry of the Judgment does not occur, then the Stipulation might be terminated and, if terminated, will become null and void, and the Settling Parties to the Stipulation will be restored to their respective positions as of the date immediately preceding the date of the Stipulation.

X.	EXAMINATION OF PAPERS AND INQUIRIES

This Notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Actions, you should refer to the Stipulation, which may be inspected at the Clerk of the Court’s Office, U.S. District Court for the District of New Jersey, Clarkson S. Fisher Building & U.S. Courthouse, 402 East State Street, Trenton, New Jersey 08608, during business hours of each business day, or by visiting Ocean Power’s website at www.oceanpowertechnologies.com or the Rosen Firm’s website at www.rosenlegal.com.

Any other inquiries regarding the Settlement or the Action should be addressed in writing to Lead Counsel for Plaintiffs in the Action, Laurence M. Rosen, The Rosen Law Firm, P.A., 609 W. South Orange Avenue, Suite 2P, South Orange, NJ 07079; Telephone: (973) 313-1887; Facsimile: (973) 833-0399.

PLEASE DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.

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